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COCA-COLA ENTERPRISES, INC.
REPORTS FIRST-QUARTER 2016 RESULTS

•	First-quarter diluted earnings per share were 29 cents on a reported basis or 41 cents on a comparable basis, including a negative currency translation impact of 2 cents.

•	Net sales were $1.5 billion, down 7 percent on a reported basis or down 3½ percent on a currency-neutral basis; comparable volume declined 4 percent.

•	Reported operating income was $122 million; comparable operating income was $162 million, down 2 percent or up 1½ percent on a currency-neutral basis.

•	CCE affirms its full-year guidance for 2016, including slightly positive comparable and currency-neutral net sales growth.

ATLANTA, April 28, 2016 - Coca-Cola Enterprises, Inc. (NYSE/Euronext Paris: CCE) today reported first-quarter 2016 operating income of $122 million or $162 million on a comparable basis. In the quarter, diluted earnings per share were 29 cents on a reported basis or 41 cents on a comparable basis. Currency translation had a negative impact of 2 cents on comparable diluted earnings per share.
For the first quarter, net sales totaled $1.5 billion, down 7 percent from the same quarter a year ago. On a currency-neutral basis, net sales declined 3½ percent. This includes the negative volume impact resulting from temporary supply chain disruptions in Great Britain related to the implementation of new software programs and processes. In addition, there was one fewer selling day in the quarter.
__________________
A reconciliation of reported (GAAP) to comparable (non-GAAP) information and other non-GAAP measures used by management in managing the business are detailed on the following pages of this news release.

“Throughout our territories, we continue to face an overall soft consumer environment that has limited category growth,” said John F. Brock, chairman and chief executive officer. “However, the first quarter is our smallest, and we remain confident that our marketplace strategies, innovation initiatives, and customer-focused effectiveness will sustain our outlook for the full year.
“We are working diligently to close the transaction to create Coca-Cola European Partners by the end of the second quarter,” Mr. Brock said. “This will unite our company with the German and Iberian bottlers, create new synergies, improve operations through leveraging best practices, and most importantly, better enable us to achieve our ultimate goal: continuing to build shareowner value.”
Operating Review
During the first quarter, comparable volume declined 4 percent. This reflects continued difficult marketplace and macroeconomic trends across our territories and temporary supply chain disruptions in Great Britain related to the implementation of new software programs and processes. Volume in Great Britain declined 5 percent, and volume on the Continent declined 3½ percent.
Total volume results include 1 percent growth in still brands, driven by double-digit growth in water through increased availability of smartwater in Great Britain and solid mid-single-digit growth for Chaudfontaine. Sparkling brands declined 5 percent, reflecting a 6½ percent decline in Coca-Cola trademark brands and mid-single-digit growth in energy. Monster brands grew more than 15 percent through organic growth and expanded distribution in Norway that began mid last year.
For the first quarter, net pricing per case was flat, and cost of sales per case declined 2½ percent. Operating expenses increased 1½ percent. These figures are comparable and currency neutral.

“Even as we work to close the transaction to create Coca-Cola European Partners, our local teams are focused on delivering our plans for 2016,” said Damian Gammell, chief operating officer. “We have solid marketing plans in place, including strong initiatives for the UEFA Euro 2016, which is Europe’s biggest soccer event, and a renewed focus on immediate consumption, including a variety of new packaging initiatives. And, we will benefit from initiatives supporting the ‘Taste the Feeling’ campaign, which will better link our four core Coca-Cola trademark products.”
Full-Year 2016 Outlook
CCE expects full-year 2016 comparable and currency-neutral net sales to be up slightly. The company expects full-year 2016 free cash flow in a range of $500 million to $550 million after expected CCEP transaction cash costs of $75 million to $100 million. Capital expenditures are expected to be approximately $325 million. Weighted-average cost of debt is expected to be approximately 3 percent, and the comparable effective tax rate for 2016 is expected to be between 26 percent and 28 percent. Given the pending transaction, CCE does not expect to repurchase shares in 2016.
Coca-Cola European Partners
As announced in the third quarter of 2015, Coca-Cola Enterprises, Coca-Cola Iberian Partners, S.A.U. (“CCIP”), and Coca-Cola Erfrischungsgetränke GmbH (“CCEG”), a wholly owned subsidiary of The Coca-Cola Company (NYSE: KO), have agreed to combine their businesses into a new company to be called Coca-Cola European Partners plc (“CCEP”), in a transformational transaction that will create the world’s largest independent Coca-Cola bottler, based on net sales.
Pending collective approval by Coca-Cola Enterprises’ shareowners and regulatory agencies, the transaction is expected to close by the end of the second quarter, 2016.

Conference Call
CCE will host a conference call with investors and analysts today at 10 a.m. EDT. The call can be accessed through the company’s website at www.cokecce.com.
About CCE
    Coca-Cola Enterprises, Inc. is the leading Western European marketer, producer, and distributor of nonalcoholic ready-to-drink beverages and one of the world’s largest independent Coca-Cola bottlers. CCE is the sole licensed bottler for products of The Coca-Cola Company in Belgium, continental France, Great Britain, Luxembourg, Monaco, the Netherlands, Norway, and Sweden. CCE operates with a local focus and has 17 manufacturing sites across Europe, where the company manufactures nearly 90 percent of its products in the markets in which they are consumed. Sustainability is core to CCE’s business, and the company has been recognized by leading organizations in North America and Europe for its progress in water use reduction, carbon footprint reduction, and recycling initiatives. For more information about CCE, please visit www.cokecce.com and follow the company on Twitter at @cokecce.

Forward-Looking Statements

Included in this news release are forward-looking management comments and other statements that reflect management’s current outlook for future periods. As always, these expectations are based on currently available competitive, financial, and economic data along with our current operating plans and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. The forward-looking statements in this news release should be read in conjunction with the risks and uncertainties discussed in our filings with the Securities and Exchange Commission (“SEC”), including our most recent Form 10-K and other SEC filings.
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed transaction, CCEP has filed with the SEC a registration statement on Form F-4 that includes a definitive proxy statement/prospectus regarding the proposed transaction. A definitive proxy statement/prospectus has been mailed to CCE’s shareowners in connection with the proposed transaction.

# # #

COCA-COLA ENTERPRISES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited; in millions, except per share data)

	First Quarter
	2016	2015
Net sales	$1,517	$1,631
Cost of sales	957	1,063
Gross profit	560	568
Selling, delivery, and administrative expenses	438	410
Operating income	122	158
Interest expense, net	30	30
Other nonoperating (expense) income	(2)	2
Income before income taxes	90	130
Income tax expense	24	34
Net income	$66	$96
Basic earnings per share	$0.29	$0.41
Diluted earnings per share	$0.29	$0.40
Dividends declared per share	$0.30	$0.28
Basic weighted average shares outstanding	228	235
Diluted weighted average shares outstanding	232	240

COCA-COLA ENTERPRISES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(Unaudited; in millions)

	First Quarter
	2016	2015
Net income	$66	$96
Components of other comprehensive income (loss):
Currency translations
Pretax activity, net	64	(279)
Tax effect	—	—
Currency translations, net of tax	64	(279)
Net investment hedges
Pretax activity, net	(186)	152
Tax effect	65	(53)
Net investment hedges, net of tax	(121)	99
Cash flow hedges
Pretax activity, net	14	(2)
Tax effect	(2)	—
Cash flow hedges, net of tax	12	(2)
Pension plan adjustments
Pretax activity, net	7	7
Tax effect	(1)	(2)
Pension plan adjustments, net of tax	6	5
Other comprehensive loss, net of tax	(39)	(177)
Comprehensive income (loss)	$27	$(81)

COCA-COLA ENTERPRISES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited; in millions)

	April 1, 2016	December 31, 2015
ASSETS
Current:
Cash and cash equivalents	$279	$170
Trade accounts receivable	1,352	1,314
Amounts receivable from The Coca-Cola Company	72	56
Inventories	371	336
Other current assets	220	170
Total current assets	2,294	2,046
Property, plant, and equipment, net	2,000	1,920
Franchise license intangible assets, net	3,384	3,383
Goodwill	93	88
Other noncurrent assets	235	159
Total assets	$8,006	$7,596
LIABILITIES
Current:
Accounts payable and accrued expenses	$1,766	$1,601
Amounts payable to The Coca-Cola Company	107	102
Current portion of debt	577	454
Total current liabilities	2,450	2,157
Debt, less current portion	3,518	3,392
Other noncurrent liabilities	235	236
Noncurrent deferred income tax liabilities	866	854
Total liabilities	7,069	6,639
SHAREOWNERS’ EQUITY
Common stock	4	4
Additional paid-in capital	4,053	4,032
Reinvested earnings	2,327	2,329
Accumulated other comprehensive income	(1,036)	(997)
Common stock in treasury, at cost	(4,411)	(4,411)
Total shareowners’ equity	937	957
Total liabilities and shareowners’ equity	$8,006	$7,596

COCA-COLA ENTERPRISES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited; in millions)

	First Quarter
	2016	2015
Cash Flows from Operating Activities:
Net income	$66	$96
Adjustments to reconcile net income to net cash derived from operating activities:
Depreciation and amortization	66	71
Share-based compensation expense	9	8
Deferred income tax benefit	(17)	(9)
Pension expense less than contributions	(3)	(5)
Net changes in assets and liabilities	2	(3)
Net cash derived from operating activities	123	158
Cash Flows from Investing Activities:
Capital asset investments	(87)	(98)
Other investing activities, net	—	(9)
Net cash used in investing activities	(87)	(107)
Cash Flows from Financing Activities:
Net change in commercial paper	122	(109)
Issuances of debt	—	527
Payments on debt	(1)	(3)
Shares repurchased under share repurchase programs	—	(313)
Dividend payments on common stock	(68)	(65)
Exercise of employee share options	9	10
Other financing activities, net	3	—
Net cash derived from financing activities	65	47
Net effect of currency exchange rate changes on cash and cash equivalents	8	(20)
Net Change in Cash and Cash Equivalents	109	78
Cash and Cash Equivalents at Beginning of Period	170	223
Cash and Cash Equivalents at End of Period	$279	$301

COCA-COLA ENTERPRISES, INC.
RECONCILIATION OF GAAP TO NON-GAAP (a)
(Unaudited; in millions, except per share data which is calculated prior to rounding)

	First-Quarter 2016
	Cost of sales	Selling, delivery, and administrative expenses	Operating income	Income tax expense	Net income	Diluted earnings per share
Reported (GAAP) (b)	$957	$438	$122	$24	$66	$0.29
Items Impacting Comparability:
Mark-to-market effects (c)	3	—	(3)	(1)	(2)	(0.01)
Restructuring charges (d)	—	(31)	31	9	22	0.10
Merger related costs (e)	—	(12)	12	4	8	0.03
Comparable (non-GAAP)	$960	$395	$162	$36	$94	$0.41
		Diluted Weighted Average Shares Outstanding				232

	First-Quarter 2015
	Cost of sales	Selling, delivery, and administrative expenses	Operating income	Income tax expense	Net income	Diluted earnings per share
Reported (GAAP) (b)	$1,063	$410	$158	$34	$96	$0.40
Items Impacting Comparability:
Mark-to-market effects (c)	—	2	(2)	—	(2)	(0.01)
Restructuring charges (d)	—	(9)	9	2	7	0.03
Comparable (non-GAAP)	$1,063	$403	$165	$36	$101	$0.42
		Diluted Weighted Average Shares Outstanding				240

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(a)
These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of ongoing results. The adjusting items are based on established defined terms and thresholds and represent all material items management considered for year-over-year comparability.

(b)	As reflected in CCE's U.S. GAAP Condensed Consolidated Financial Statements.

(c)	Amounts represent the net out-of-period mark-to-market impact of non-designated commodity hedges.

(d)	Amounts represent nonrecurring restructuring charges.

(e)	Amounts represent costs associated with the pending merger with Coca-Cola Iberian Partners and Coca-Cola Erfrischungsgetränke as announced on August 6, 2015.

COCA-COLA ENTERPRISES, INC.
RECONCILIATION OF GAAP TO NON-GAAP SEGMENT INCOME (a)
(Unaudited; in millions)

	First-Quarter 2016
	Europe	Corporate	Operating income
Reported (GAAP) (b)	$162	$(40)	$122
Items Impacting Comparability:
Mark-to-market effects (c)	—	(3)	(3)
Restructuring charges (d)	31	—	31
Merger related costs (e)	1	11	12
Comparable (non-GAAP)	$194	$(32)	$162

	First-Quarter 2015
	Europe	Corporate	Operating income
Reported (GAAP) (b)	$190	$(32)	$158
Items Impacting Comparability:
Mark-to-market effects (c)	—	(2)	(2)
Restructuring charges (d)	9	—	9
Comparable (non-GAAP)	$199	$(34)	$165

___________________________

(a)
These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of ongoing results. The adjusting items are based on established defined terms and thresholds and represent all material items management considered for year-over-year comparability.

(b)	As reflected in CCE's U.S. GAAP Condensed Consolidated Financial Statements.

(c)	Amounts represent the net out-of-period mark-to-market impact of non-designated commodity hedges.

(d)	Amounts represent nonrecurring restructuring charges.

(e)	Amounts represent costs associated with the pending merger with Coca-Cola Iberian Partners and Coca-Cola Erfrischungsgetränke as announced on August 6, 2015.

COCA-COLA ENTERPRISES, INC.
CURRENCY IMPACT ON OPERATING MEASURES (a)
(Unaudited; percentages rounded to the nearest 0.5 percent)

	% Change vs. Prior Year
	GAAP (b)			non-GAAP (c)
First-Quarter 2016	Reported	Currency impact on reported	Reported currency-neutral	Comparable	Currency impact on comparable	Comparable currency-neutral
Net sales	(7.0)%	(3.5)%	(3.5)%	(7.0)%	(3.5)%	(3.5)%
Selling, delivery, and administrative expenses	7.0	(3.5)	10.5	(2.0)	(3.5)	1.5
Operating income	(23.0)	(3.5)	(19.5)	(2.0)	(3.5)	1.5
Diluted earnings per share	(27.5)	(5.0)	(22.5)	(2.5)	(4.0)	1.5

First-Quarter 2015
Net sales	(13.0)%	(17.0)%	4.0%	(13.0)%	(17.0)%	4.0%
Selling, delivery, and administrative expenses	(12.0)	(14.5)	2.5	(12.0)	(15.0)	3.0
Operating income	(14.0)	(19.5)	5.5	(15.0)	(19.0)	4.0
Diluted earnings per share	(9.0)	(20.5)	11.5	(8.5)	(23.5)	15.0

___________________________

(a)	Currency impact is calculated by converting current year results at prior year exchange rates.

(b)	Calculated based on CCE's U.S. GAAP Condensed Consolidated Financial Statements.

(c)
These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of ongoing results. The adjusting items are based on established defined terms and thresholds and represent all material items management considered for year-over-year comparability. See the Reconciliation of GAAP to non-GAAP tables in this release for a list of all items impacting comparability.

COCA-COLA ENTERPRISES, INC.
RECONCILIATION OF NON-GAAP MEASURES
(Unaudited; in millions, except percentages which are rounded to the nearest 0.5 percent)

	First Quarter
	% Change vs. Prior Year
	2016	2015
Net Sales Per Case
Change in net sales per case	(2.0)%	(18.0)%
Impact of excluding post mix, non-trade, and other	(1.5)	—
Impact of currency exchange rate changes	3.5	16.0
Currency-Neutral Bottle and Can Net Pricing Per Case (a)	—%	(2.0)%

Cost of Sales Per Case
Change in cost of sales per case	(5.0)%	(18.0)%
Impact of excluding post mix, non-trade, and other	(1.0)	—
Impact of currency exchange rate changes	3.5	16.0
Currency-Neutral Bottle and Can Cost of Sales Per Case (a)	(2.5)%	(2.0)%

Physical Case Bottle and Can Volume
Change in volume	(5.5)%	6.5%
Impact of selling day shift	1.5	(5.5)
Comparable Bottle and Can Volume (b)	(4.0)%	1.0%

	First Quarter
Reconciliation of Free Cash Flow (c)	2016	2015
Net cash derived from operating activities	$123	$158
Less: capital asset investments	(87)	(98)
Add: capital asset disposals	—	—
Free Cash Flow	$36	$60

	April 1,	December 31,
Reconciliation of Net Debt (d)	2016	2015
Current portion of debt	$577	$454
Debt, less current portion	3,518	3,392
Less: cash and cash equivalents	(279)	(170)
Net Debt	$3,816	$3,676

___________________________

(a)
The non-GAAP financial measures "Currency-Neutral Bottle and Can Net Pricing Per Case" and "Currency-Neutral Bottle and Can Cost of Sales Per Case" are used to more clearly evaluate bottle and can pricing and cost trends in the marketplace. These measures exclude items not directly related to bottle and can pricing or cost or currency exchange rate changes.

(b)
The non-GAAP measure "Comparable Bottle and Can Volume" is used to analyze the performance of our business on a constant period basis. There was one less selling day in the first quarter of 2016 versus the first quarter of 2015.

(c)	The non-GAAP measure "Free Cash Flow" is provided to focus management and investors on the cash available for debt reduction, dividend distributions, share repurchase, and acquisition opportunities.

(d)	The non-GAAP measure "Net Debt" is used to more clearly evaluate our capital structure and leverage.